COLUMBIA FUNDS INSTITUTIONAL TRUST

CMG Core Bond Fund

(the “Fund”)

Supplement dated December 30, 2008 to the Prospectus and Statement of Additional

Information dated December 1, 2008

In November 2008, Barclays Capital announced the rebranding of its unified family of indices, which now includes existing Lehman Brothers indices, under the “Barclays Capital Indices” name. Therefore, effective December 31, 2008, the Fund’s benchmark index has changed its name. Accordingly, the Prospectus and Statement of Additional Information for the Fund are hereby supplemented by replacing references to the Lehman Brothers U.S. Aggregate Bond Index with the Barclays Capital U.S. Aggregate Bond Index.

The rebranding of existing Lehman Brothers indices under the Barclays Capital Indices name is not expected to result in any changes to the constitution or calculation of the indices and does not in any way affect the investment objectives or principal investment strategies of the Fund, which remain unchanged, or the manner in which Columbia Management Advisors, LLC manages the Fund.

Shareholders should retain this Supplement for future reference.

INT-47/157228-1208